UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M FUND, INC.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

Daniel F. Byrne, President M Fund, Inc. M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Frederick R. Bellamy, Esquire Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2008

Item 1. Reports to Stockholders.

The annual report for the period ended December 31, 2008 is filed herewith.

M FUND, INC.

Brandes International Equity Fund

Turner Core Growth Fund

Frontier Capital Appreciation Fund

Business Opportunity Value Fund

Annual Report
December 31, 2008

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2008. Total assets under management ended 2008 at $535 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 2008.

Sub-Advisers to the portfolios of the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund; Turner Investment Partners, Inc. for the Turner Core Growth Fund; Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund; and Iridian Asset Management LLC for the Business Opportunity Value Fund.

On behalf of the Company's Board of Directors, M Financial Investment Advisers, Inc. and the Company's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

DANIEL F. BYRNE

President
M Fund, Inc.

BRANDES INTERNATIONAL EQUITY FUND

The Brandes Fund fell 39.89% (net) during the year ending December 31, 2008. During the same period, the MSCI EAFE Index decreased 43.38%.

Amid notable declines in most industries, holdings in the commercial banking industry were the largest detractor from Fund returns for the year. Some of the largest detractors from this industry include Royal Bank of Scotland (United Kingdom) and Barclays (United Kingdom). In addition, holdings based in the insurance, diversified telecommunication services, and communications equipment industries declined during the year. Within these industries, positions enduring share price declines included Aegon (Netherlands—insurance), Telecom Italia (Italy—diversified telecommunication services), and Alcatel-Lucent (France—communications equipment). Select positions within the Fund registered gains, including Seven & I Holdings (Japan—food & staples retailing) and Nippon Telephone & Telegraph (Japan—diversified telecommunication services).

From a country perspective, declining share prices for securities based in Japan had the most negative impact on performance, including Mitsubishi UFJ Financial Group (commercial banks), Sumitomo Mitsui (commercial banks) and Mizuho Financial group (commercial banks). In addition, declines registered by holdings based in the United Kingdom, France, and the Netherlands proved unfavorable to performance. Holdings from these countries weighing on returns included Marks & Spencer (United Kingdom—multiline retail), Renault (France—automobiles), and STMicroelectronics (Netherlands—semiconductors & semiconductor equipment).

During the year, we sold positions such as Samsung Electronics (South Korea—semiconductors & semiconductor equipment), LG Electronics (South Korea—household durables), and Nestle (Switzerland—food products) as their market prices advanced toward our estimates of fair value. Conversely, we purchased shares of companies such as BMW (Germany—automobiles), J Sainsbury (United Kingdom—food & staples retailing), and TDK Corporation (Japan—electronic equipment, instruments & components) and added to select, existing positions at prices that we consider attractive.

At the end of the year, the Fund retained the greatest exposure to the diversified telecommunications and pharmaceuticals industries. On a country basis, the Fund had the greatest weightings in Japan-based holdings. Overall, we believe that the Fund remains well positioned to deliver favorable long-term results.

The credit crisis of 2008 contributed to several prominent European banks being nationalized, and the deleveraging of other financial institutions across the globe. The failure of Iceland's three major banks, for example, was the largest banking collapse for any country in economic history. In addition, international shipping and commerce declined during the year, along with home prices. Equities lost more than 40% of their value in many developed markets, including Japan, Germany, France, and Australia. Stock losses tended to be even larger in emerging markets such as China and Russia. Commodity prices also dropped precipitously in 2008. In response to economic adversity, many central banks took measures intended to ease conditions. For example, in October many central banks announced a coordinated interest rate cut, including the European Central bank, the Bank of England, and the Swiss National Bank.

While we monitor short-term events in international equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term "market news" provides useful information to investors and instead detracts from our focus on company fundamentals and is inconsistent with our investment philosophy.

As a bottom-up manager, we do not make top-down projections for sectors, industries, countries, economies, or interest rates. We choose our equities one company at a time, based on a comprehensive review of what we believe to be their fundamental strengths and weaknesses, seeking to understand the nature of their businesses and to estimate their long-term intrinsic values.

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Brandes Investment Partners exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. International and emerging markets investing is subject to certain risks such as currency fluctuation and social and political changes; such risks may result in greater share price volatility. Portfolio characteristics are as of 12/31/08. Please note that all indices are unmanaged and are not available for direct investment.

Index Guide

MSCI EAFE Index: The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Brandes Investment Partners, L.P.
Investment Sub-Adviser to the Brandes International Equity Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE BRANDES INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

The Brandes Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Brandes Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Brandes Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/98 to 12/31/08

MORGAN STANLEY CAPITAL INTERNATIONAL—EUROPE, AUSTRALIA, FAR EAST INDEX

MSCI EAFE Index: The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

TURNER CORE GROWTH FUND

The financial services sector of the Russell 1000 Growth Index declined approximately 48% for the year. Specific to the Turner Fund, underperformance versus the benchmark in this sector was largely due to the sell-off in CME Group, Goldman Sachs and JP Morgan Chase at losses of 74.3%, 55.4% and 24.3% respectively. We sold the stake in CME, a futures and options exchange, as demand for interest rate contracts declined sharply with short-term interest rates at or near zero percent. The position in Goldman Sachs was also eliminated because required lower leverage ratios are expected to hamper its earnings growth going forward. Additionally, we expect losses to be posted from its proprietary trading portfolio. Although J.P. Morgan Chase has a solid balance sheet, we believe credit conditions for its home equity and credit card businesses are subject to further deterioration, and we therefore sold this position in the early January of 2009.

In the consumer discretionary sector, slower growth companies that we did not own during the period generally held the high ground, while the market tended to punish the higher growth companies that we favor. For example, well known companies that we did not own like Wal-Mart and McDonald's held up reasonably well. On the other hand, our positions in Google, Urban Outfitters, and Guess? traded substantially lower. We continue to hold shares in these companies, as we think an improving economic environment in 2009 should provide for a more favorable outlook for each of these companies.

In the technology sector the Turner Fund's holdings in Broadcom and F5 Networks held up reasonably well. Additionally, the portfolio benefited from avoiding a number of household technology companies that were under pressure, such as; Microsoft, IBM, Cisco Systems, and Dell. Going forward, we continue to hold an over-weighted position in semiconductor companies (e.g. Broadcom and Intel) as we think an improving economy should ultimately lead to increased demand for chipsets going forward. Apple and Hewlett Packard are also key holdings within this sector. Apple now trades with a mid-teens price-to-earnings multiple, and has an earnings growth rate in the low 20% area. Hewlett Packard has a balanced worldwide revenue profile, with what we think are compelling cost cutting opportunities from the recent EDS acquisition. Additionally, this company also appears very attractive to us in terms of its P/E to growth rate.

2008 was the second-worst calendar year ever for the S&P 500 Index (its return of -37.0% is second only to the 1931 loss of more than 43.3%). This year's decline also ended a stretch of five consecutive yearly gains for the Index. Other indices also posted record losses. The Dow Jones Industrial Average fell 33.8% while the NASDAQ declined a record 40.5%. Even with the significant declines in the U.S. markets, international markets fared much worse. Given these steep losses, investors pulled out a record $320 billion from mutual funds during the year. However, during December equity mutual funds picked up over $23 billion in net flows. Also the Dow posted seven of the ten largest single daily point gains in its history during the year.

Governments around the world were quick to act in an attempt to mitigate the meltdown in the credit and equity markets in 2008. During the fourth quarter, the Fed lowered its Fed Fund rate to the lowest point ever, targeting 0%-0.25%, from 4.25% at the end of 2007. Internationally, many countries also lowered their short term interest rates while U.S. President-elect Obama pledged a fiscal stimulus package of approximately $1 trillion. However, the U.S. economy continued to weaken. In November the labor market suffered its largest monthly loss of jobs since December 1974 as the unemployment rate reached 6.7%, the highest in more than 15 years.

For U.S. equity investors large-cap stocks outperformed mid and small-cap stocks for the quarter with the Russell 1000 Index falling 22.79% compared to a decline of 27.3% for the Russell Midcap Index and a loss of 26.1% for the Russell 2000 Index. For the year, all three indices lost more than 30% with midcaps declining the most (-41.5%). Stylistically, value outperformed growth across the market cap spectrum for both the quarter and year.

Companies with premium earnings growth rates, such as those that the Turner Core Growth Fund (the "Turner Fund") finds attractive, were not rewarded. Consequently, it was a tough year for the core growth strategy on both an absolute and relative basis. For the year, the Turner Fund lagged the Russell 1000 Growth Index by -10.1%. The lag versus the benchmark was largely attributed to underperformance in the consumer discretionary, producer durables and technology sectors, which lagged the benchmark by -3.4%, -1.5% and -1.4% respectively. The materials & processing sector provided modest excess return versus the benchmark (-44.0% for the Turner Fund v. -49.1% for the benchmark), which slightly offset weakness in other areas of the Turner Fund.

Although the economic landscape will likely continue to be challenging for the next couple of quarters, the market is forward-looking and tends to rebound prior to the economy turning. We think the stock market offers plenty of good opportunities, with bona fide growth stocks selling at price/earnings ratios equal to only a fraction of their long-term earnings-growth rates. In our estimation, it's likely that our economy should begin to recover by mid-2009 and earnings should improve throughout the year. We think that stocks are likely to be higher 12 months from now and, more importantly, three to five years from now and over the next decade.

Performance/returns are net of fees and expenses. The views expressed represent the opinions of Turner Investment Partners. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Portfolio characteristics are as of 12/31/08. Please note that all indices are unmanaged and are not available for direct investment.

Index Guide

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Turner Investment Partners, Inc.
Investment Sub-Adviser to the Turner Core Growth Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE TURNER CORE GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX.

The Turner Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Turner Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Turner Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/98 to 12/31/08

RUSSELL 1000 GROWTH INDEX

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

FRONTIER CAPITAL APPRECIATION FUND

For the year, the Frontier Capital Appreciation Fund (the "Fund") returned -41.39%.

A strong December could not overcome the severe weakness in October and November and as a result the Frontier Fund ended up trailing the Russell 2500 index by several hundred basis points for the quarter, as well as for all of 2008. Compared to the Russell 2500 Growth index, the Frontier Fund trailed slightly for the quarter and was in line with that index for the year.

We entered 2008 underweight in the financial services (6% vs. 20%) and consumer discretionary (6% vs. 16%) sectors. Through August, this underweighting had a major positive impact on our performance as these two sectors declined approximately twice as much as the Russell 2500. Our significant overweight positions were in the health care (22% vs. 12%), materials & processing (20% vs. 11%), and technology (21% vs. 12%) sectors where we could gain exposure to companies with secular, non-cyclical growth characteristics. In addition, we wanted exposure to those companies that would benefit from strong growth outside the United States and that would also profit from a weak dollar. Again, this positioning for the most part served us well through August, particularly the performance of our health care and engineering & construction investments.

The economic outlook changed abruptly beginning in September and deteriorated at an accelerating pace throughout the fourth quarter. Equity markets fell sharply against a backdrop of an ongoing credit freeze and signs the global economy sunk into a deep recession. Adding to the pressure on equity prices was a classic selling panic and forced liquidation of equity holdings by numerous hedge funds. Many of the first half's biggest winners fell victim to the need for hedge funds and mutual funds to raise cash to meet redemptions. Ironically, countless of these stocks tended to be companies with the brightest long-term fundamentals. For example, Fluor and Jacobs Engineering declined 72% and 73% respectively from their highs reached earlier in the year. However, we expect that both will benefit over time from the long-term need to increase the globe's energy infrastructure. In addition, high growth companies relying on outside capital to fund their growth plans were shunned by the market. This impacted a number of our health care companies that have innovative new products addressing large markets, but require capital to execute their business plans. This included companies like Insulet and Dexcom, which declined 88% and 86% respectively from their recent highs. Both have extremely attractive and revolutionary products that address the large and growing diabetes market.

With that broad overview for the year, there were three major factors that led to our underperformance. The technology sector had the biggest negative impact, down 42%, compared to -37% for the overall index. In addition, the Frontier Fund was adversely affected by negative stock selection. An uncertain capital spending environment coupled with a strengthening dollar and limited access to credit all negatively effected our stocks in this sector. We remain comfortable that the technology stocks in the Frontier Fund will deliver above-average performance over the next 18-24 months.

Our large underweight position in the financial services sector was the second major factor responsible for our underperformance. Ironically, the financial heavy value indexes outperformed growth indexes across all market caps. For example the Russell 2500 Value index outperformed the Growth index by nearly 300 basis points in 2008 as the financial services sector was one of the best relative performers in the index. In fact, since the financial meltdown accelerated beginning in September, financial services stocks were the third best performing sector, trailing only utilities and consumer staples.

The third major factor effecting performance was our large overweight position in the materials & processing sector. Concerns over the global economy and a rising dollar caused stocks in this sector to experience a significant decline and go to valuation levels that appear to already fully discount a severe recession. As a result, we continue to hold many of these stocks.

The turmoil in the financial markets has created opportunities for long-term investors. During the fourth quarter sell-off we opportunistically purchased companies that should be major beneficiaries of the current environment. Examples include Annaly Capital, MetroPCS, and WR Berkley. Our current sector weights are not materially different from one year ago. We continue to have little exposure to consumer discretionary companies as the consumer will keep deleveraging, thus saving more and spending less. Companies selling into economies outside the USA, particularly those economies with under levered consumers, should do well over the long term. Infrastructure spending will benefit several of our holdings as massive looming fiscal stimulus and the ongoing economic advancement in the emerging world provide a major tail wind. And finally, we believe energy will reemerge as an important theme for investors. We started the year slightly underweight in energy for the first time since 1999. In the fourth quarter we increased our exposure to energy stocks by purchasing Consol Energy, Continental Resources, and Cabot Oil & Gas, resulting in a currently slightly overweight position.

The economic outlook is grim as we enter 2009 and earnings estimates are likely to be lowered further. However, it is important to note that this outlook is widely acknowledged by global policy makers. Every effort is being made to revive economic growth and the authorities will not stop reflation attempts until they are successful. Stock markets, starting from a deep oversold condition, will advance well before economic improvement is evident.

We remain highly focused on finding and owning companies that represent outstanding long-term opportunity.

Performance represented is net of fees and expenses. The views expressed represent the opinions of Frontier Capital Management Company, LLC. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Portfolio characteristics are as of 12/31/08. Please note that all indices are unmanaged and are not available for direct investment.

Index Guide

The Russell 2500 Index is comprised of the 2,500 smallest capitalization companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deductions of withholding taxes.

Frontier Capital Management Co., L.L.C.
Investment Sub-Adviser to the Frontier Capital Appreciation Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE FRONTIER CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

The Frontier Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Frontier Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Frontier Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/98 to 12/31/08

RUSSELL 2500 INDEX

The Russell 2500 Index is comprised of the 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

BUSINESS OPPORTUNITY VALUE FUND

The Business Opportunity Value Fund (the "Bus Opp Fund") lost 34.30% (net-of-fees) during calendar year 2008 versus a 36.85% decrease in the Russell 1000 Value Index.

The Bus Opp Fund's relative outperformance was attributed mainly to its: (1) over-weighted exposure (16.9% versus 9.8%) and better stock performance in health care (the benchmark's third best performing sector); (2) strong stock performance in consumer discretionary (that included six of the top ten contributing stocks); and (3) underweighted exposure (10.3% versus 27.5%) to financial services (the benchmark's largest weighted and worst performing sector).

In contrast, the financial services, producer durables and other energy sectors detracted the most from performance, accounting for more than half of the Bus Opp Fund's total loss for the year. Although the Bus Opp Fund was aided by its average underweighted exposure to financial services, this sector most negatively impacted performance on an absolute basis. The sector detracted 7.5% from performance, driven by the weak stock performance of Goldman Sachs, Lehman Brothers and Morgan Stanley, which lost 61.3%, 51.1% and 69.4%, respectively. Producer durables stocks detracted 5.7%, led by the weak performance of Agilent Technologies, Deere and Northrop Grumman, which declined 56.3%, 66.0% and 35.2%, respectively. The Bus Opp's over-weighted exposure and weak performance in other energy stocks detracted an additional 5.2% from the Bus Opp Fund, driven by the weak performance of Chesapeake Energy and National Oilwell Varco, which lost 74.0% and 58.8% respectively. Other weak performers included Liberty Entertainment (consumer discretionary) and China Mobile ADR (utilities), which lost 49.2% and 41.4% respectively.

In 2008, the innumerable imbalances in the global financial structure that had evolved over the past decade came home to roost. Low interest rates encouraged global investors to seek higher yields. Capital surpluses, generated primarily by Asian producers of American-consumed goods, and by gulf oil producers, whose fuel Americans relied on, the high savings rates in these export countries, and the rising surpluses that accumulated as the prices of commodities increased, all combined to feed the cycle of growing global financial imbalances. In 2008, the spending habits of the American consumer, encouraged by the availability and willingness of foreign sources of capital to fund it, hit the proverbial wall.

Merging consumer desires with excess foreign capital was an amalgam of financial intermediaries, which viewed each extension of credit as an opportunity to create a fee and sell an asset to an anonymous purchaser. Complicit were the rating agencies and financial guarantors, and a system of regulatory oversight without the ability or wisdom to recognize the abuses and excesses it was obligated to contain. By year end, the edifice of excess leverage had collapsed.

The current situation is unprecedented, and we should be under no illusions as to where we are left. The global scale of, and innumerable obstacles to our emergence from, this crisis define our current challenges. The downward economic cycle will be enduring and self-reinforcing. The difficulty of financial institutions to find the necessary degree of stability remains a fundamental threat to the economic outlook. It has become clear that the normal earnings cycle, in which institutions replenish reserves and lost capital, will be insufficient to adjust for the severe losses that remain to be recognized on their balance sheets. The form of remedy or remedies to the underlying crises in these global financial institutions remains a serious unknown. Further contraction in industrial capacity in many key industries also remains ahead and will result in economic retrenchment that will defy expectations for a more timely recovery. Economic stimulus plans, although desirable, should be expected to at best ameliorate the decline, as they are insufficient in scale relative to the loss in consumer and investment demand.

We believe that our current global crisis will not resemble prior post-war recessionary recoveries. Government assurances that all will be contained and righted have misguided the policies of regulators, administration policy makers and monetary authorities, and will be woefully inadequate in resolving the issues. Solutions will require time, capital, financial sacrifice, and resolve to rebalance our economy and financial infrastructure. We are entering a period of monetary policy referred to as a quantitative easing, a policy of targeting financial system liquidity and the availability of money, as opposed to managing monetary policy through the alteration in the price of money. Innovative financing mechanisms also have been embraced to insure the availability of credit. The effectiveness of these policies, to be measured over what period of time, and their possible unintended consequences, are immense uncertainties.

The nearly $15 trillion loss of domestic wealth has deteriorated many consumer's balance sheets. The immediate necessity to rebalance and restore equilibrium through additional deleveraging of the consumer balance sheet will cause a dramatic decline in consumer spending. In its place, massive amounts of government stimulus to cushion the economic impact will be required and forthcoming, but we believe insufficient. Regardless of the price or availability of credit, or the government's desire to the contrary, this deleveraging of the consumer will occur, and will be further aggravated by the loss of jobs and deterioration in borrowing capacity resulting from continuing depreciation in the value of the nation's housing stock. The government will emerge severely wounded by the massive amounts of losses to be absorbed from the balance sheets of financial institutions and deficits to be financed to stem the economic decline certain to result from consumer retrenchment and a squeeze on available credit. Although our nation's savings rate is certain to rise, our government's deficits will need to be borrowed from foreign sources. The magnitude and effect of this government spending and borrowing binge on the credit worthiness of our nation and desirability of our currency are yet to be known. The damage to our financial system, institutions and capital markets has been extraordinarily severe and our government's capacity to cash the checks it has written and will continue to write is a serious uncertainty.

Consumers will, out of necessity, be forced to retrench in an effort to rebuild their balance sheets and take greater responsibility for their future savings. We expect investors to reevaluate and recalibrate their needs, expectations, risk profiles and tolerances, and to re-examine their need for liquidity and evaluate their flexibility to alter their investment strategies if today's deflationary threat evolves into tomorrow's inflation or hyperinflation. In addition, new regulatory structures are certain to constrain the formation of risk capital, reduce allowable measures of financial system leverage and return us to a rate of economic growth and wealth creation consistent with more reasoned and more frugal spending and investing behavior that we are sure to adopt in the coming new era.

At Iridian, we continue to seek safe harbors and invest in companies with fortress-like balance sheets, recurring cash flow streams, unassailable competitive positions, and reduced exposure to both financial and cyclical risk, at valuations that we believe compensate us for the equity risk we understand we are assuming. Stock prices today, with more than 70% of all trading volumes related to EFT trades, are often more determined by liquidity preferences and positioning by hedge funds than underlying financial dynamics or strategic or industrial value. It is an environment in which we believe we can be successful with mandates with which we are entirely comfortable. Although we are realistic about the ongoing prospects for creating returns, while we remain focused on risk recognition, we remain committed as ever to our investment philosophy and disciplines.

Performance represented is net of fees and expenses. The view expressed represent the opinions of Iridian Asset Management exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Portfolio characteristics are as of 12/31/08. Please note that all indices are unmanaged and are not available for direct investment.

Index Description (for the Russell 1000 Value Index)

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Index is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Iridian Asset Management LLC
Investment Sub-Adviser to Business Opportunity Value Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
BUSINESS OPPORTUNITY VALUE FUND AND THE RUSSELL 1000 VALUE INDEX.

The Bus Opp Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Bus Opp Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Bus Opp Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  Inception date is February 1, 2002

**  02/01/02 to 12/31/08

RUSSELL 1000 VALUE INDEX

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Index is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2008

Shares		Value (Note 1)
	FOREIGN COMMON STOCKS—99.9%
	Bermuda—1.6%
227,462	Tyco Electronics, Ltd.	$3,687,159
161,390	XL Capital, Ltd.†	597,143
		4,284,302
	Brazil—1.8%
9,342	Brasil Telecom Participacoes SA, ADR†	360,882
319,900	Centrais Eletricas Brasileiras SA, SP ADR	3,573,283
56,717	Contax Participacoes SA, ADR	42,538
56,717	Tele Norte Leste Participacoes SA, ADR	789,501
1,694	Telemig Celular Participacoes SA, ADR†	50,803
5,560	Tim Participacoes SA, ADR	69,444
14,491	Vivo Participacoes SA, ADR	181,717
		5,068,168
	Finland—1.5%
262,600	Nokia OYJ	4,051,799
	France—12.0%
1,432,500	Alcatel-Lucent*	3,052,579
165,384	Carrefour SA†	6,326,625
147,600	Credit Agricole SA	1,641,370
49,200	Credit Agricole SA 144A#	547,123
199,740	France Telecom SA	5,541,863
322,600	Natixis	560,538
503,256	Natixis 144A#	874,438
84,900	Renault SA	2,189,181
194,927	Sanofi-Aventis	12,301,499
		33,035,216
	Germany—5.3%
5,846	BASF SE	225,340
68,800	Bayerische Motoren Werke AG†	2,066,681
185,900	Deutsche Post AG	3,077,665
551,400	Deutsche Telekom AG, Registered	8,239,586
28,900	Hypo Real Estate Holding AG	122,526
533,000	Infineon Technologies AG†,*	711,260
63,000	Infineon Technologies AG 144A#,*	84,070
		14,527,128

Shares		Value (Note 1)
	Italy—6.3%
1,396,080	Intesa Sanpaolo SpA	$4,924,323
2,682,238	Telecom Italia SpA	4,287,709
4,975,190	Telecom Italia SpA-RSP	5,456,534
362,200	UniCredit SpA	878,565
1,726,900	Unipol Gruppo Finanziario SpA (Preference)	1,844,766
		17,391,897
	Japan—30.4%
280,600	Aiful Corp.†	783,142
169,000	Akita Bank, Ltd. (The)	717,761
520,000	Chuo Mitsui Trust Holdings, Inc.	2,466,630
220,000	Dai Nippon Printing Co., Ltd.	2,375,951
117,238	Daiichi Sankyo Co., Ltd.	2,715,938
164,300	FUJIFILM Holdings Corp.	3,534,308
572,000	Hitachi, Ltd.	2,176,944
1,262,000	Mitsubishi UFJ Financial Group, Inc.	7,643,000
253,399	Mitsui Sumitomo Insurance Group Holdings, Inc.	7,785,066
2,272	Mizuho Financial Group, Inc.	6,458,846
1,074	Nippon Telegraph & Telephone Corp.	5,544,755
94,000	Ono Pharmaceutical Co., Ltd.	4,842,581
94,800	Rohm Co., Ltd.	4,706,012
95,000	Seven & I Holdings Co., Ltd.	3,196,360
387,500	Sompo Japan Insurance, Inc.†	2,757,170
146,000	Sony Corp.†	3,095,554
1,386	Sumitomo Mitsui Financial Group, Inc.†	5,748,880
114,000	Taisho Pharmaceutical Co., Ltd.	2,393,183
81,400	Takeda Pharmaceutical Co., Ltd.	4,166,531
164,090	Takefuji Corp.	1,310,548
115,800	TDK Corp.	4,151,682
165,800	Tokio Marine Holdings, Inc.	4,718,853
		83,289,695
	Mexico—2.1%
182,100	Telefonos de Mexico SAB de CV, Class L, SP ADR†	3,813,174
182,100	Telmex Internacional SAB de CV, Series L, ADR†	2,068,656
		5,881,830

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value (Note 1)
	Netherlands—8.7%
678,333	Aegon NV	$4,266,696
67,900	Akzo Nobel NV	2,778,675
330,132	Koninklijke Ahold NV†	4,033,728
90,501	SNS Reaal 144A#	493,139
548,700	STMicroelectronics NV	3,645,802
228,682	Unilever NV CVA	5,512,026
159,647	Wolters Kluwer NV	3,004,759
		23,734,825
	New Zealand—0.3%
604,475	Telecom Corp. of New Zealand, Ltd.	808,954
	Portugal—2.1%
686,408	Portugal Telecom SGPS SA, Registered	5,791,635
	South Korea—3.3%
260,000	Korea Electric Power Corp., SP ADR†,*	3,018,600
158,700	KT Corp., SP ADR*	2,328,129
199,977	SK Telecom Co., Ltd., ADR	3,635,582
		8,982,311
	Spain—1.3%
158,983	Telefonica SA	3,502,758
	Sweden—2.4%
870,830	Telefonaktiebolaget LM Ericsson, Series B	6,475,105

Shares		Value (Note 1)
	Switzerland—3.4%
100,300	Swiss Reinsurance, Registered	$4,740,067
14,140	Swisscom AG, Registered	4,510,292
		9,250,359
	United Kingdom—17.4%
230,619	AstraZeneca Plc	9,307,241
905,794	Barclays Plc	1,997,737
387,600	British Sky Broadcasting Group Plc	2,674,906
291,507	GlaxoSmithKline Plc	5,383,523
261,900	Home Retail Group Plc	796,397
396,879	HSBC Holdings Plc	3,777,458
6,787,100	ITV Plc	3,878,867
941,200	J Sainsbury Plc	4,445,297
2,219,200	Kingfisher Plc	4,307,385
1,583,638	Marks & Spencer Group Plc	4,889,592
59,000	Next Plc	916,983
1,089,379	Royal Bank of Scotland Group Plc	773,730
665,731	Royal Bank of Scotland Group Plc 144A#	472,835
983,501	WM Morrison Supermarkets Plc	3,962,816
		47,584,767
	TOTAL FOREIGN COMMON STOCKS (Cost $445,685,303)	273,660,749

Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—6.1%
$835,985	State Street Bank & Trust (Euro Time Deposit)	0.010%	01/02/2009	835,985

Shares
15,994,764	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	15,994,764
TOTAL SHORT-TERM INVESTMENTS (Cost $16,830,749)		16,830,749
TOTAL INVESTMENTS AT MARKET VALUE—106.0% (Cost $462,516,052)		290,491,498
Other Liabilities in Excess of Assets—(6.0)%		(16,400,952)
NET ASSETS—100.0%		$274,090,546

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

#  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Diversified Telecommunication Services	19.4%
Pharmaceuticals	15.0%
Commercial Banks	14.5%
Insurance	9.7%
Food and Staples Retailing	8.0%
Communications Equipment	5.0%
Electronic Equipment, Instruments & Components	4.9%
Media	3.5%
Semiconductors and Semiconductor Equipment	3.3%
Electric Utilities	2.4%
Multiline Retail	2.1%
Food Products	2.0%
Automobiles	1.6%
Specialty Retail	1.6%
Wireless Telecommunication Services	1.4%
Air Freight and Logistics	1.1%
Chemicals	1.1%
Household Durables	1.1%
Commercial Services & Supplies	0.9%
Consumer Finance	0.8%
Internet and Catalog Retail	0.3%
Diversified Financial Services	0.2%
Short-Term Investments	6.1%
Total	106.0%

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2008

Shares		Value (Note 1)
	COMMON STOCKS—98.2%
	Air Freight and Logistics—0.8%
13,100	United Parcel Service, Inc., Class B	$722,596
	Beverages—3.3%
52,320	PepsiCo, Inc.	2,865,566
	Biotechnology—7.4%
12,430	Genentech, Inc.*	1,030,571
18,780	Genzyme Corp.*	1,246,428
67,020	Gilead Sciences, Inc.*	3,427,403
10,160	Myriad Genetics, Inc.*	673,202
		6,377,604
	Capital Markets—6.0%
16,420	BlackRock, Inc.†	2,202,743
88,450	Charles Schwab Corp. (The)	1,430,236
44,070	T. Rowe Price Group, Inc.†	1,561,841
		5,194,820
	Chemicals—1.9%
23,480	Monsanto Co.	1,651,818
	Commercial Banks—1.7%
49,250	Wells Fargo & Co.†	1,451,890
	Communications Equipment—3.7%
28,180	F5 Networks, Inc.†,*	644,195
71,650	QUALCOMM, Inc.†	2,567,219
		3,211,414
	Computers and Peripherals—5.1%
24,630	Apple, Inc.*	2,102,170
50,030	Hewlett-Packard Co.	1,815,589
54,430	SanDisk Corp.†,*	522,528
		4,440,287
	Diversified Consumer Services—0.6%
6,640	Apollo Group, Inc., Class A†,*	508,757
	Diversified Financial Services—1.8%
48,230	JPMorgan Chase & Co.	1,520,692
	Electrical Equipment—1.1%
6,850	First Solar, Inc.†,*	945,026

Shares		Value (Note 1)
	Energy Equipment and Services—5.7%
59,060	Cameron International Corp.†,*	$1,210,730
51,930	Schlumberger, Ltd.	2,198,197
32,100	Transocean, Ltd.*	1,516,725
		4,925,652
	Food and Staples Retailing—4.7%
14,450	Costco Wholesale Corp.	758,625
65,250	CVS Caremark Corp.	1,875,285
32,620	Kroger Co. (The)	861,494
26,030	SYSCO Corp.†	597,128
		4,092,532
	Food Products—0.7%
19,710	Archer-Daniels-Midland Co.†	568,239
	Health Care Equipment and Supplies—4.2%
44,720	Baxter International, Inc.	2,396,545
21,920	Covidien, Ltd.	794,381
3,692	Intuitive Surgical, Inc.†,*	468,847
		3,659,773
	Health Care Providers and Services—2.7%
16,230	DaVita, Inc.*	804,521
16,110	Express Scripts, Inc.*	885,728
24,920	UnitedHealth Group, Inc.	662,872
		2,353,121
	Hotels, Restaurants & Leisure—1.2%
8,930	Wynn Resorts, Ltd.*	377,382
20,950	Yum! Brands, Inc.	659,925
		1,037,307
	Household Durables—2.4%
2,300	NVR, Inc.† *	1,049,375
94,850	Pulte Homes, Inc.†	1,036,711
		2,086,086
	Household Products—2.8%
14,070	Clorox Co.	781,729
4,150	Colgate-Palmolive Co.	284,441
25,620	Kimberly-Clark Corp.	1,351,199
		2,417,369

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value (Note 1)
	Industrial Conglomerates—3.5%
96,030	General Electric Co.	$1,555,686
19,960	Siemens AG, SP ADR	1,511,970
		3,067,656
	Insurance—1.7%
62,400	Marsh & McLennan Cos., Inc.	1,514,448
	Internet Software and Services—3.5%
9,710	Google, Inc., Class A*	2,987,282
	IT Services—1.8%
25,480	Visa, Inc., Class A	1,336,426
17,580	Western Union Co.	252,097
		1,588,523
	Media—3.4%
58,350	Cablevision Systems Corp.†	982,614
113,870	Comcast Corp., Class A†	1,922,126
		2,904,740
	Metals and Mining—0.9%
18,790	BHP Billiton, Ltd., SP ADR†	806,091
	Multiline Retail—1.3%
30,690	Kohl's Corp.†,*	1,110,978
	Oil, Gas and Consumable Fuels—6.9%
32,540	Enbridge, Inc.†	1,056,574
19,520	Occidental Petroleum Corp.†	1,171,005
60,590	Petrohawk Energy Corp.†,*	947,021
63,900	Southwestern Energy Co.†,*	1,851,183
44,730	Valero Energy Corp.	967,957
		5,993,740

Shares		Value (Note 1)
	Professional Services—0.9%
38,060	Robert Half International, Inc.†	$792,409
	Road and Rail—1.3%
23,380	Union Pacific Corp.†	1,117,564
	Semiconductors and Semiconductor Equipment—6.5%
127,200	Applied Materials, Inc.	1,288,536
51,810	Broadcom Corp., Class A†,*	879,216
162,840	Intel Corp.	2,387,234
51,220	Lam Research Corp.†,*	1,089,962
		5,644,948
	Software—0.6%
23,010	Adobe Systems, Inc.*	489,883
	Specialty Retail—4.0%
28,990	Guess?, Inc.†	444,997
44,220	Lowe's Cos., Inc.	951,614
10,810	Sherwin-Williams Co. (The)†	645,897
55,680	Staples, Inc.	997,786
25,480	Urban Outfitters, Inc.†,*	381,690
		3,421,984
	Water Utilities—0.8%
33,910	Aqua America, Inc.†	698,207
	Wireless Telecommunication Services—3.3%
30,820	China Mobile, Ltd., SP ADR	1,567,197
87,240	MetroPCS Communications, Inc.†,*	1,295,514
		2,862,711
	TOTAL COMMON STOCKS (Cost $106,988,546)	85,031,713

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—26.4%
$1,937,068	State Street Bank & Trust (Euro Time Deposit)	0.010%	01/02/2009	$1,937,068

Shares
20,946,494	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	20,946,494
TOTAL SHORT-TERM INVESTMENTS (Cost $22,883,562)		22,883,562
TOTAL INVESTMENTS AT MARKET VALUE—124.6% (Cost $129,872,108)		107,915,275
Other Liabilities in Excess of Assets—(24.6)%		(21,304,023)
NET ASSETS—100.0%		$86,611,252

Notes to the Schedule of Investments:

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008, industry sector diversification of the Turner Core Growth Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Information Technology	21.2%
Health Care	14.3%
Consumer Discretionary	12.8%
Energy	12.6%
Consumer Staples	11.5%
Financials	11.2%
Industrials	7.7%
Telecommunication Services	3.3%
Materials	2.8%
Utilities	0.8%
Short-Term Investments	26.4%
Total	124.6%

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2008

Shares		Value (Note 1)
	COMMON STOCKS—97.8%
	Aerospace & Defense—1.6%
27,850	Goodrich Corp.	$1,031,007
35,790	Orbital Sciences Corp.†,*	698,979
		1,729,986
	Auto Components—0.8%
27,300	Autoliv, Inc.†	585,858
28,600	Gentex Corp.†	252,538
		838,396
	Biotechnology—2.8%
88,700	Alkermes, Inc.†,*	944,655
72,200	Cv Therapeutics, Inc.*	664,962
80,100	Nanosphere, Inc.*	381,276
40,400	Osiris Therapeutics, Inc.†,*	774,064
19,800	Progenics Pharmaceuticals, Inc.†,*	204,138
		2,969,095
	Capital Markets—1.6%
70,300	GFI Group, Inc.†	248,862
19,600	Investment Technology Group, Inc.†,*	445,312
27,500	Thomas Weisel Partners Group, Inc.†,*	129,800
55,800	Waddell & Reed Financial, Inc., Class A†	862,668
		1,686,642
	Chemicals—2.6%
42,600	Albemarle Corp.†	949,980
3,534	Ashland, Inc.	37,142
62,100	Cabot Corp.†	950,130
36,200	Flotek Industries, Inc.*	91,224
17,900	FMC Corp.†	800,667
		2,829,143
	Commercial Services & Supplies—4.6%
22,700	Avery Dennison Corp.†	742,971
23,900	Clean Harbors, Inc.†,*	1,516,216
156,300	EnergySolutions, Inc.	883,095
44,400	Republic Services, Inc.	1,100,676
29,620	Ritchie Bros. Auctioneers, Inc.†	634,460
		4,877,418

Shares		Value (Note 1)
	Communications Equipment—3.2%
45,100	ADTRAN, Inc.†	$671,088
38,990	Anaren, Inc.†,*	465,930
130,214	Arris Group, Inc.*	1,035,201
24,400	Ciena Corp.†,*	163,480
20,300	CommScope, Inc.†,*	315,462
77,400	Harmonic, Inc.*	434,214
179,920	Sonus Networks, Inc.*	284,274
		3,369,649
	Computers and Peripherals—2.2%
25,042	Avid Technology, Inc.*	273,208
33,650	Diebold, Inc.	945,229
77,700	Hutchinson Technology, Inc.†,*	270,396
34,600	Seagate Technology	153,278
65,500	Western Digital Corp.†,*	749,975
		2,392,086
	Construction and Engineering—4.6%
73,220	Chicago Bridge & Iron Co., NV	735,861
36,780	Fluor Corp.	1,650,319
40,600	Foster Wheeler, Ltd.*	949,228
21,080	Jacobs Engineering Group, Inc.†,*	1,013,948
28,900	Quanta Services, Inc.†,*	572,220
		4,921,576
	Containers and Packaging—4.0%
176,800	Crown Holdings, Inc.*	3,394,560
33,600	Packaging Corp. of America†	452,256
16,100	Pactiv Corp.†,*	400,568
		4,247,384
	Diversified Consumer Services—0.4%
46,800	Sotheby's†	416,052
	Diversified Telecommunication Services—0.5%
63,000	Premiere Global Services, Inc.*	542,430
	Electrical Equipment—3.3%
28,400	AO Smith Corp.	838,368
58,700	Belden, Inc.	1,225,656

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value (Note 1)
	Electrical Equipment (Continued)
11,000	Franklin Electric Co., Inc.	$309,210
14,600	General Cable Corp.†,*	258,274
17,900	Hubbell, Inc., Class B†	584,972
4,429	SunPower Corp., Class B†,*	134,819
9,000	Thomas & Betts Corp.*	216,180
		3,567,479
	Electronic Equipment, Instruments & Components—3.3%
37,400	Cognex Corp.	553,520
29,600	DTS, Inc./TN†,*	543,160
222,100	Flextronics International, Ltd.*	568,576
17,400	Itron, Inc.†,*	1,109,076
40,600	Jabil Circuit, Inc.	274,050
17,400	Rogers Corp.*	483,198
		3,531,580
	Energy Equipment and Services—2.4%
8,000	Core Laboratories NV	478,880
33,600	Dril-Quip, Inc.†,*	689,136
11,611	ENSCO International, Inc.†	329,636
11,500	National-Oilwell Varco, Inc.*	281,060
33,860	Noble Corp.	747,968
		2,526,680
	Food Products—0.5%
34,800	Smithfield Foods, Inc.†,*	489,636
	Health Care Equipment and Supplies—4.4%
83,100	Cooper Cos., Inc. (The)†	1,362,840
158,600	Dexcom, Inc.†,*	437,736
172,500	Insulet Corp.†,*	1,331,700
138,900	RTI Biologics, Inc.†,*	383,364
56,300	Wright Medical Group, Inc.†,*	1,150,209
		4,665,849
	Health Care Providers and Services—7.0%
34,600	AMN Healthcare Services, Inc.*	292,716
33,800	Catalyst Health Solutions, Inc.†,*	823,030
15,480	Express Scripts, Inc.*	851,090
18,200	Magellan Health Services, Inc.*	712,712
12,500	Mednax, Inc.*	396,250

Shares		Value (Note 1)
	Health Care Providers and Services (Continued)
146,800	Omnicare, Inc.	$4,075,168
17,400	Patterson Cos., Inc.†,*	326,250
		7,477,216
	Hotels, Restaurants & Leisure—0.7%
20,700	Cheesecake Factory (The)†,*	209,070
10,900	Panera Bread Co., Class A†,*	569,416
		778,486
	Industrial Conglomerates—0.3%
17,400	Carlisle Cos., Inc.	360,180
	Insurance—2.2%
53,100	Montpelier Re Holdings, Ltd.	891,549
44,800	OneBeacon Insurance Group, Ltd.	467,712
18,700	W. R. Berkley Corp.	579,700
1,500	White Mountains Insurance Group, Ltd.	400,665
		2,339,626
	Internet Software and Services—0.5%
52,300	SAVVIS, Inc.*	360,347
27,700	Switch & Data Facilities Co.†,*	204,703
		565,050
	IT Services—1.4%
23,200	Global Payments, Inc.†	760,728
68,500	Ness Technologies, Inc.*	293,180
30,870	Perot Systems Corp., Class A*	421,993
		1,475,901
	Life Sciences Tools and Services—4.7%
30,244	Charles River Laboratories International, Inc.†,*	792,393
50,300	Icon PLC, SP ADR*	990,407
57,300	Illumina, Inc.†,*	1,492,665
9,960	Millipore Corp.†,*	513,139
42,300	Pharmaceutical Product Development, Inc.†	1,227,123
		5,015,727

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value (Note 1)
	Machinery—4.1%
72,000	Albany International Corp., Class A†	$924,480
24,600	Kadant, Inc.*	331,608
36,100	Kaydon Corp.†	1,240,035
29,600	Navistar International Corp.†,*	632,848
8,700	Oshkosh Truck Corp.	77,343
30,200	Pall Corp.	858,586
11,700	Pentair, Inc.	276,939
		4,341,839
	Marine—0.7%
26,400	Kirby Corp.†,*	722,304
	Media—0.7%
61,200	Cinemark Holdings, Inc.	454,716
40,400	RHI Entertainment, Inc.†,*	328,048
		782,764
	Metals and Mining—1.3%
24,100	Brush Engineered Materials, Inc.*	306,552
21,100	Freeport-McMoran Copper & Gold, Inc.	515,684
82,100	Hecla Mining Co.†,*	229,880
24,400	RTI International Metals, Inc.†,*	349,164
		1,401,280
	Multiline Retail—1.0%
25,140	Dollar Tree, Inc.*	1,050,852
	Oil, Gas and Consumable Fuels—5.8%
21,100	Cabot Oil & Gas Corp.	548,600
31,800	CONSOL Energy, Inc.	908,844
25,900	Continental Resources Inc/OK†,*	536,389
43,100	Frontier Oil Corp.†	544,353
20,100	Massey Energy Co.	277,179
125,460	Talisman Energy, Inc.	1,253,345
57,000	World Fuel Services Corp.†	2,109,000
		6,177,710
	Paper and Forest Products—0.3%
40,200	Neenah Paper, Inc.†	355,368
	Personal Products—0.2%
20,200	Nu Skin Enterprises, Inc., Class A†	210,686

Shares		Value (Note 1)
	Real Estate Investment Trusts (REITs)—3.5%
162,600	Annaly Capital Management, Inc., REIT†	$2,580,462
133,600	Capitalsource, Inc., REIT†	617,232
152,300	Chimera Investment Corp., REIT†	525,435
		3,723,129
	Road and Rail—1.8%
29,800	Kansas City Southern†,*	567,690
34,000	Landstar System, Inc.†	1,306,620
		1,874,310
	Semiconductors and Semiconductor Equipment—11.4%
70,400	Actel Corp.†,*	825,088
57,400	Altera Corp.†	959,154
62,500	ATMI, Inc.†,*	964,375
21,600	Cabot Microelectronics Corp.†,*	563,112
60,000	Cree, Inc.†,*	952,200
56,000	Cymer, Inc.†,*	1,226,960
15,750	Cypress Semiconductor Corp.*	70,403
125,800	Entropic Communications, Inc.*	62,900
50,100	Fairchild Semiconductor International, Inc.†,*	244,989
91,720	Integrated Device Technology, Inc.*	514,549
71,600	International Rectifier Corp.†,*	966,600
69,700	Maxim Integrated Products, Inc.†	795,974
19,200	MEMC Electronic Materials, Inc.†,*	274,176
51,900	Microsemi Corp.†,*	656,016
58,099	Mindspeed Technologies, Inc.†,*	47,641
54,040	National Semiconductor Corp.†	544,183
159,000	PMC-Sierra, Inc.*	772,740
22,900	Silicon Laboratories, Inc.†,*	567,462
213,670	Skyworks Solutions, Inc.†,*	1,183,732
		12,192,254
	Software—3.8%
113,300	Amdocs, Ltd.*	2,072,257
29,900	Commvault Systems, Inc.†,*	400,959
61,500	Macrovision Solutions Corp.†,*	777,975
32,600	Manhattan Associates, Inc.*	515,406
45,700	TiVo, Inc.†,*	327,212
		4,093,809

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value (Note 1)
	Specialty Retail—0.7%
187,840	Chico's FAS, Inc.†,*	$785,171
	Trading Companies and Distributors—1.1%
30,600	Watsco, Inc.†	1,175,040

Shares		Value (Note 1)
	Wireless Telecommunication Services—1.8%
98,100	MetroPCS Communications, Inc.†,*	$1,456,785
28,400	NII Holdings, Inc.*	516,312
		1,973,097
	TOTAL COMMON STOCKS (Cost $135,754,696)	104,472,880

Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—28.1%
$2,245,251	State Street Bank & Trust (Euro Time Deposit)	0.010%	01/02/2009	2,245,251

Shares
27,766,074	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	27,766,074

TOTAL SHORT-TERM INVESTMENTS (Cost $30,011,325)	30,011,325
TOTAL INVESTMENTS AT MARKET VALUE—125.9% (Cost $165,766,021)	134,484,205
Other Liabilities in Excess of Assets—(25.9)%	(27,699,888)
NET ASSETS—100.0%	$106,784,317

Notes to the Schedule of Investments:

REIT—Real Estate Investment Trust

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008, industry sector diversification of the Frontier Capital Appreciation Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Information Technology	25.9%
Industrials	22.1%
Health Care	18.8%
Materials	8.3%
Energy	8.1%
Financials	7.3%
Consumer Discretionary	4.4%
Telecommunication Services	2.3%
Consumer Staples	0.6%
Short-Term Investments	28.1%
Total	125.9%

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2008

Shares		Value (Note 1)
	COMMON STOCKS—92.8%
	Aerospace & Defense—18.0%
24,040	Boeing Co.	$1,025,787
29,780	General Dynamics Corp.	1,715,030
31,880	Lockheed Martin Corp.	2,680,471
57,070	Northrop Grumman Corp.†	2,570,433
28,550	Precision Castparts Corp.	1,698,154
48,960	Raytheon Co.†	2,498,918
		12,188,793
	Biotechnology—10.6%
35,440	Amgen, Inc.*	2,046,660
40,395	Biogen Idec, Inc.*	1,924,014
14,950	Genentech, Inc.*	1,239,505
29,550	Genzyme Corp.*	1,961,233
		7,171,412
	Capital Markets—4.1%
7,610	Goldman Sachs Group, Inc. (The)	642,208
59,750	Morgan Stanley†	958,390
29,430	State Street Corp.	1,157,482
		2,758,080
	Chemicals—1.6%
18,250	Praxair, Inc.	1,083,320
	Commercial Banks—3.6%
30,290	U.S. Bancorp†	757,553
57,280	Wells Fargo & Co.†	1,688,614
		2,446,167
	Communications Equipment—3.6%
122,160	Cisco Systems, Inc.*	1,991,208
12,210	QUALCOMM, Inc.†	437,484
		2,428,692
	Computers and Peripherals—2.4%
15,500	Hewlett-Packard Co.	562,495
12,960	International Business Machines Corp.	1,090,714
		1,653,209
	Diversified Financial Services—3.6%
52,830	Bank of America Corp.	743,846
52,480	JPMorgan Chase & Co.	1,654,695
		2,398,541

Shares		Value (Note 1)
	Diversified Telecommunication Services—2.2%
53,250	AT&T, Inc.	$1,517,625
	Electronic Equipment, Instruments & Components—1.5%
64,850	Agilent Technologies, Inc.*	1,013,605
	Energy Equipment and Services—0.9%
34,450	Halliburton Co.	626,301
	Food and Staples Retailing—3.4%
40,380	Wal-Mart Stores, Inc.	2,263,703
	Food Products—2.9%
29,410	Kraft Foods, Inc., Class A	789,658
50,500	Unilever PLC, SP ADR	1,162,510
		1,952,168
	Health Care Equipment and Supplies—1.7%
8,700	Baxter International, Inc.	466,233
10,030	Becton, Dickinson & Co.	685,952
		1,152,185
	Hotels, Restaurants & Leisure—5.8%
24,620	McDonald's Corp.	1,531,118
75,550	Yum! Brands, Inc.	2,379,825
		3,910,943
	Household Products—3.2%
41,570	Kimberly-Clark Corp.	2,192,402
	Industrial Conglomerates—0.9%
10,680	3M Co.†	614,527
	Internet Software and Services—2.0%
4,430	Google, Inc., Class A*	1,362,889
	IT Services—1.2%
5,480	MasterCard, Inc., Class A†	783,256
	Media—5.1%
95,850	DIRECTV Group, Inc. (The)†,*	2,195,923
54,050	Walt Disney Co. (The)†	1,226,395
		3,422,318

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Shares		Value (Note 1)
	Oil, Gas and Consumable Fuels—7.0%
29,270	Chevron Corp.	$2,165,102
30,750	Devon Energy Corp.	2,020,582
8,570	EOG Resources, Inc.†	570,591
		4,756,275
	Pharmaceuticals—4.9%
13,500	Abbott Laboratories	720,495
13,270	Johnson & Johnson	793,944
40,810	Shire PLC, ADR†	1,827,472
		3,341,911

Shares		Value (Note 1)
	Road and Rail—1.5%
20,570	Union Pacific Corp.†	$983,246
	Software—1.1%
39,230	Microsoft Corp.	762,631
	TOTAL COMMON STOCKS (Cost $72,346,408)	62,784,199

Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—23.2%
$4,833,225	State Street Bank & Trust (Euro Time Deposit)	0.010%	01/02/2009	4,833,225

Shares
10,870,156	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	10,870,156
TOTAL SHORT-TERM INVESTMENTS (Cost $15,703,381)		15,703,381
TOTAL INVESTMENTS AT MARKET VALUE—116.0% (Cost $88,049,789)		78,487,580
Other Liabilities in Excess of Assets—(16.0)%		(10,813,164)
NET ASSETS—100.0%		$67,674,416

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008, industry sector diversification of the Business Opportunity Value Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Industrials	20.4%
Health Care	17.2%
Information Technology	11.8%
Financials	11.2%
Consumer Discretionary	10.8%
Consumer Staples	9.5%
Energy	8.0%
Telecommunication Services	2.3%
Materials	1.6%
Short-Term Investments	23.2%
Total	116.0%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	Brandes International Equity Fund	Turner Core Growth Fund	Frontier Capital Appreciation Fund	Business Opportunity Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$290,491,498	$107,915,275	$134,484,205	$78,487,580
Receivable from:
Securities sold	—	191,638	20	—
Capital stock subscriptions	28,920	175,234	219,220	114,222
Dividends and interest	908,545	142,473	190,346	119,440
Total assets	291,428,963	108,424,620	134,893,791	78,721,242
Liabilities:
Payable for:
Securities purchased	—	678,310	10,767	—
Capital stock redemptions	730,049	30,599	36,792	27,951
Investment Adviser, net (Note 2)	497,608	101,121	241,366	105,790
Payable upon return of securities loaned (Note 1)	15,994,764	20,946,494	27,766,074	10,870,156
M Financial Group-compliance expense (Note 2)	12,318	4,174	4,388	2,109
Accrued expenses and other liabilities	103,678	52,670	50,087	40,820
Total liabilities	17,338,417	21,813,368	28,109,474	11,046,826
Net assets	$274,090,546	$86,611,252	$106,784,317	$67,674,416
Net assets consist of:
Paid-in capital	$462,786,556	$141,119,325	$139,228,370	$97,252,926
Undistributed net investment income	98,173	596,383	10,038	643,980
Accumulated net realized loss on investments	(16,730,658)	(33,147,623)	(1,172,295)	(20,660,281)
Net unrealized depreciation on investments	(172,063,525)	(21,956,833)	(31,281,796)	(9,562,209)
Net assets	$274,090,546	$86,611,252	$106,784,317	$67,674,416
Shares outstanding#	29,050,216	8,931,575	7,747,946	8,803,264
Net asset value, offering price and redemption price per share	$9.44	$9.70	$13.78	$7.69
* Cost of investments	$462,516,052	$129,872,108	$165,766,021	$88,049,789
** Includes securities on loan with market values of	$15,301,224	$20,449,515	$26,969,830	$10,609,115

  #  The number of authorized shares with a par value of $0.001 per share, for each of the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008

	Brandes International Equity Fund	Turner Core Growth Fund	Frontier Capital Appreciation Fund	Business Opportunity Value Fund
Investment income:
Interest*	$784,935	$156,011	$443,226	$115,399
Dividends**	16,315,472	1,404,447	1,346,269	1,227,626
Total investment income	17,100,407	1,560,458	1,789,495	1,343,025
Expenses:
Investment advisory fee (Note 2)	2,828,295	621,301	1,399,786	502,518
Custody, fund accounting, transfer agent and administration fees	709,069	235,870	176,817	129,478
Professional fees	53,591	30,752	31,166	25,424
Printing and shareholder reporting	41,233	16,253	16,960	11,783
Directors' fees and expenses	103,993	34,319	37,225	17,332
Compliance expenses (Note 2)	24,636	8,348	8,775	4,217
Other	54,596	17,133	17,651	8,286
Total expenses	3,815,413	963,976	1,688,380	699,038
Net investment income	13,284,994	596,482	101,115	643,987
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	5,775,140	(32,963,827)	1,986,265	(19,992,891)
Foreign currency transactions	(226,909)	(85)	2,132	—
Net realized gain (loss)	5,548,231	(32,963,912)	1,988,397	(19,992,891)
Net change in unrealized appreciation (depreciation) on:
Investments	(228,149,978)	(53,127,768)	(80,154,190)	(13,627,987)
Foreign currency and net other assets	(36,288)	52	(224)	—
Net change in unrealized appreciation (depreciation)	(228,186,266)	(53,127,716)	(80,154,414)	(13,627,987)
Net realized and unrealized loss	(222,638,035)	(86,091,628)	(78,166,017)	(33,620,878)
Net decrease in net assets resulting from operations	$(209,353,041)	$(85,495,146)	$(78,064,902)	$(32,976,891)
* Including net securities lending income of:	$698,378	$116,663	$365,634	$56,230
** Net of foreign taxes withheld of:	$1,612,437	$19,588	$8,565	$—

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Turner Core Growth Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from:
Operations:
Net investment income	$13,284,994	$10,102,265	$596,482	$636,944
Net realized gain (loss) on investments	5,548,231	74,743,176	(32,963,912)	13,917,255
Net change in unrealized appreciation (depreciation) on investments	(228,186,266)	(45,593,281)	(53,127,716)	15,751,947
Net increase (decrease) in net assets resulting from operations	(209,353,041)	39,252,160	(85,495,146)	30,306,146
Distributions to shareholders:
From net investment income	(12,961,292)	(11,122,472)	(28,378)	(610,418)
From net realized capital gains	(33,426,483)	(74,298,220)	(3,874,589)	(12,068,398)
Total distributions to shareholders	(46,387,775)	(85,420,692)	(3,902,967)	(12,678,816)
Fund share transactions (Note 4):
Proceeds from shares sold	102,338,583	93,616,039	59,761,193	36,292,870
Net asset value of shares issued on reinvestment of distributions	46,387,775	85,420,692	3,902,967	12,678,816
Cost of shares repurchased	(168,555,772)	(77,601,662)	(60,793,509)	(25,506,278)
Net increase (decrease) in net assets resulting from Fund share transactions	(19,829,414)	101,435,069	2,870,651	23,465,408
Total change in net assets	(275,570,230)	55,266,537	(86,527,462)	41,092,738
Net assets:
Beginning of year	549,660,776	494,394,239	173,138,714	132,045,976
End of year*	$274,090,546	$549,660,776	$86,611,252	$173,138,714
* Including undistributed net investment income of:	$98,173	$1,389	$596,383	$28,375

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Frontier Capital Appreciation Fund		Business Opportunity Value Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$101,115	$(610,123)	$643,987	$550,738
Net realized gain (loss) on investments	1,988,397	18,380,933	(19,992,891)	7,010,368
Net change in unrealized appreciation (depreciation) on investments	(80,154,414)	3,209,868	(13,627,987)	(3,777,062)
Net increase (decrease) in net assets resulting from operations	(78,064,902)	20,980,678	(32,976,891)	3,784,044
Distributions to shareholders:
From net investment income	—	—	(38,406)	(515,322)
From net realized capital gains	(4,808,958)	(16,927,795)	(2,634,420)	(6,316,981)
Total distributions to shareholders	(4,808,958)	(16,927,795)	(2,672,826)	(6,832,303)
Fund share transactions (Note 4):
Proceeds from shares sold	36,205,299	61,295,714	35,093,986	17,447,498
Net asset value of shares issued on reinvestment of distributions	4,808,958	16,927,795	2,672,826	6,832,303
Cost of shares repurchased	(39,755,639)	(68,998,926)	(14,347,503)	(14,068,585)
Net increase in net assets resulting from Fund share transactions	1,258,618	9,224,583	23,419,309	10,211,216
Total change in net assets	(81,615,242)	13,277,466	(12,230,408)	7,162,957
Net assets:
Beginning of year	188,399,559	175,122,093	79,904,824	72,741,867
End of year*	$106,784,317	$188,399,559	$67,674,416	$79,904,824
* Including undistributed net investment income of:	$10,038	$—	$643,980	$38,404

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Brandes International Equity Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value, beginning of year	$18.45	$20.15	$17.52	$17.00	$14.56
Income from investment operations:
Net investment income*	0.48	0.41	0.26	0.24	0.19
Net realized and unrealized gain (loss) on investments	(7.71)	1.21	4.32	1.52	3.30
Total from investment operations	(7.23)	1.62	4.58	1.76	3.49
Less distributions to shareholders:
From net investment income	(0.51)	(0.43)	(0.27)	(0.25)	(0.18)
From net realized capital gains	(1.27)	(2.89)	(1.68)	(0.99)	(0.87)
Total distributions	(1.78)	(3.32)	(1.95)	(1.24)	(1.05)
Net asset value, end of year	$9.44	$18.45	$20.15	$17.52	$17.00
Total Return	(39.84)%	8.01%	26.78%	10.55%	24.00%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$274,091	$549,661	$494,394	$323,942	$274,756
Net expenses to average daily net assets	0.91%	0.87%	0.88%	0.92%	0.92%
Net investment income to average daily net assets	3.17%	1.86%	1.52%	1.42%	1.40%
Portfolio turnover rate	25%	32%	22%	27%	27%

*  Calculation based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Turner Core Growth Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value, beginning of year	$19.52	$17.22	$16.60	$14.63	$13.19
Income from investment operations:
Net investment income*	0.07	0.08	0.12 #	0.06	0.04
Net realized and unrealized gain (loss) on investments	(9.46)	3.75	1.30	1.98	1.44
Total from investment operations	(9.39)	3.83	1.42	2.04	1.48
Less distributions to shareholders:
From net investment income	— †	(0.07)	(0.11)	(0.07)	(0.04)
From net realized capital gains	(0.43)	(1.46)	(0.69)	—	—
Total distributions	(0.43)	(1.53)	(0.80)	(0.07)	(0.04)
Net asset value, end of year	$9.70	$19.52	$17.22	$16.60	$14.63
Total Return	(48.97)%	22.43%	8.52%	13.92%	11.19%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$86,611	$173,139	$132,046	$142,169	$117,570
Net expenses to average daily net assets	0.70%	0.63%	0.65%	0.68%	0.66%
Net investment income to average daily net assets	0.43%	0.43%	0.61%	0.45%	0.28%
Portfolio turnover rate	237%	137%	138%	149%	158%

*  Calculation based on average shares outstanding.

#  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

†  Amount rounds to less than $0.005.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Frontier Capital Appreciation Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value, beginning of year	$24.74	$24.26	$22.95	$21.56	$19.72
Income from investment operations:
Net investment income (loss)*	0.01	(0.09)	(0.03)#	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(10.33)	3.01	3.77	3.39	1.93
Total from investment operations	(10.32)	2.92	3.74	3.27	1.84
Less distributions to shareholders:
From net realized capital gains	(0.64)	(2.44)	(2.43)	(1.88)	—
Total distributions	(0.64)	(2.44)	(2.43)	(1.88)	—
Net asset value, end of year	$13.78	$24.74	$24.26	$22.95	$21.56
Total Return	(42.03)%	11.96%	16.30%	15.13%	9.33%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$106,784	$188,400	$175,122	$147,352	$170,092
Net expenses to average daily net assets	1.09%	1.06%	1.08%	1.11%	1.09%
Net investment income (loss) to average daily net assets	0.07%	(0.33)%	(0.12)%	(0.55)%	(0.49)%
Portfolio turnover rate	28%	35%	30%	29%	44%

*  Calculation based on average shares outstanding.

#  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Business Opportunity Value Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value, beginning of year	$12.11	$12.55	$12.06	$12.23	$10.09
Income from investment operations:
Net investment income*	0.09	0.10	0.06	0.08	0.06
Net realized and unrealized gain (loss) on investments	(4.16)	0.59	1.51	0.87	2.22
Total from investment operations	(4.07)	0.69	1.57	0.95	2.28
Less distributions to shareholders:
From net investment income	(0.01)	(0.08)	(0.06)	(0.08)	(0.06)
From net realized capital gains	(0.34)	(1.05)	(1.02)	(1.04)	(0.08)
Total distributions	(0.35)	(1.13)	(1.08)	(1.12)	(0.14)
Net asset value, end of year	$7.69	$12.11	$12.55	$12.06	$12.23
Total Return	(34.48)%	5.44%	13.89%	7.81%	22.60%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$67,674	$79,905	$72,742	$52,440	$36,684
Net expenses to average daily net assets	0.88%	0.87%	0.89%	0.90%	0.90%
Net investment income to average daily net assets	0.81%	0.72%	0.56%	0.57%	0.78%
Portfolio turnover rate	169%	149%	96%	111%	85%
Without the reimbursement of expenses by the Adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	N/A	0.94%	1.01%	1.27%
Net investment income	N/A	N/A	0.51%	0.68%	0.41%

*  Calculation based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2008, the Company consisted of four separate diversified investment portfolios: Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers shares of the Funds to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Holdings Incorporated ("M Financial Group") issued by certain life insurance companies. Shares of the Funds may also be sold to qualified pension and retirement plans.

Brandes International Equity Fund's investment objective is long-term capital appreciation with a strategy of investing mainly in equity securities of foreign issuers, focusing on stocks with capitalizations of $1 billion or more. Turner Core Growth Fund seeks long-term capital appreciation with a strategy of investing mainly in common stocks of U.S. companies that are believed to have strong earnings growth potential. Frontier Capital Appreciation Fund seeks maximum capital appreciation with a strategy of investing in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalization of those companies found in the Russell 2500 Stock Index. Business Opportunity Value Fund seeks long-term capital appreciation with a strategy of investing primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities traded on a U.S. exchange are valued at the mean between the closing bid and closing asked price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities traded on NASDAQ are valued at the mean between the closing bid and closing asked price. Equity securities and other similar investments traded on a foreign exchange are generally valued according to the latest closing values on that exchange prior to

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

the close of the New York Stock Exchange. Equity securities traded on a foreign exchange for which no sale occurs are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and last asked price. Debt securities and other fixed-income investments of the Funds with a remaining maturity of sixty-one days or more will be valued at prices supplied by independent pricing agents approved by the Company's Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the Pricing Committee's opinion, reflect the value of a security, are valued at fair value using methods determined in good faith by the Pricing Committee including, without limitation: fundamental analytical data relating to the investment in the portfolio security; financial statements of the issuer; cost at date of purchase; size of holding; special reports prepared by analysts; information as to any transactions or offers with respect to the portfolio security or asset; existence of merger proposals or tender offers affecting the portfolio security; price and extent of public trading in similar securities of the issuer or compatible companies; significant fluctuations in domestic or foreign stock or bond markets or other significant changes affecting U.S. or foreign markets; and other relevant matters.

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds' investments carried at value:

Investments in Securities

	Level 1— Quoted Prices	Level 2—Other Significant Observable Inputs	Level 3—Significant Unobservable Inputs	Total
Brandes International Equity Fund	$273,660,749	$16,830,749	—	$290,491,498
Turner Core Growth Fund	85,031,713	22,883,562	—	107,915,275
Frontier Capital Appreciation Fund	104,472,880	30,011,325	—	134,484,205
Business Opportunity Value Fund	62,784,199	15,703,381	—	78,487,580

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Company based on average net assets of each Fund.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund and timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

Security Lending

The Funds participate in a securities lending program whereby each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets certain quality and diversification requirements. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Should the borrower of the securities fail financially, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers that are deemed to be of good financial standing. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the United States Internal Revenue Code.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers, is the source of the Fund's securities lending income, which is divided between the Fund and custodian, as the securities lending agent.

The Funds suspended their participation in the securities lending program on September 29, 2008, and resumed it on December 23, 2008.

At December 31, 2008, the value of the securities on loan and the value of the related collateral were as follows:

	Market Value of Loaned Securities	Market Value of Collateral
Brandes International Equity Fund	$15,301,224	$15,994,764
Turner Core Growth Fund	20,449,515	20,946,494
Frontier Capital Appreciation Fund	26,969,830	27,766,074
Business Opportunity Value Fund	10,609,115	10,870,156

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109." FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have any unrecognized tax benefits at December 31, 2008, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2008, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
Brandes International Equity Fund	1.10% of the first $10 million

0.95% of the next $10 million

0.75% of the next $30 million

0.65% on amounts above $50 million

Turner Core Growth Fund	0.45%

Frontier Capital Appreciation Fund	0.90%

Business Opportunity Value Fund	0.65% of the first $50 million

0.60% of the next $50 million

0.55% of the next $100 million

0.50% on amounts above $200 million

The Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. This agreement is effective through April 30, 2009.

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, LLC and Iridian Asset Management LLC to act as sub-advisers to provide day-to-day portfolio management for Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, respectively.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
Brandes International Equity Fund	0.95% on the first $10 million

0.80% on the next $10 million

0.60% on the next $30 million

0.50% on the amounts above $50 million

Turner Core Growth Fund	0.30%

Frontier Capital Appreciation Fund	0.75%

Business Opportunity Value Fund	0.50% on the first $50 million

0.45% on the next $50 million

0.40% on the next $100 million

0.35% on the amounts above $200 million

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for its services.

The Company pays no compensation to its officers, other than the Chief Compliance Officer, or to its directors who are interested directors. The Company paid each non-interested Director $20,000 per annum plus $1,500 per meeting attended with an additional $1,500 per audit committee meeting attended. The Chairman and Audit Committee Chair receive an additional $10,000 annually. CCO compensation is paid to M Financial Group pursuant to an employee leasing agreement between the Company and M Financial Group and is included under compliance expenses on the Funds' Statements of Operations.

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2008, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
Brandes International Equity Fund	$104,337,498	$157,378,270
Turner Core Growth Fund	323,493,414	323,279,332
Frontier Capital Appreciation Fund	48,003,572	41,648,404
Business Opportunity Value Fund	149,032,619	126,921,873

4.  Common Stock

Changes in the capital shares outstanding were as follows:

	Brandes International Equity Fund		Turner Core Growth Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	6,649,550	4,491,295	3,866,117	1,940,563
Shares repurchased	(11,841,815)	(3,764,716)	(4,049,243)	(1,388,542)
Distributions reinvested	4,451,828	4,530,740	243,479	652,670
Net increase (decrease)	(740,437)	5,257,319	60,353	1,204,691
Fund shares:
Beginning of year	29,790,653	24,533,334	8,871,222	7,666,531
End of year	29,050,216	29,790,653	8,931,575	8,871,222

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Common Stock (Continued)

	Frontier Capital Appreciation Fund		Business Opportunity Value Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	1,736,269	2,354,526	3,312,430	1,346,715
Shares repurchased	(1,907,072)	(2,633,372)	(1,349,651)	(1,095,326)
Distributions reinvested	303,692	676,471	243,649	549,227
Net increase	132,889	397,625	2,206,428	800,616
Fund shares:
Beginning of year	7,615,057	7,217,432	6,596,836	5,796,220
End of year	7,747,946	7,615,057	8,803,264	6,596,836

5.  Financial Instruments

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates. These financial instruments are limited to forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Foreign Currency and Foreign Investments

Brandes International Equity Fund may invest in non-U.S. dollar denominated securities or in the securities of foreign issuers and American Depositary Receipts ("ADRs"). Business Opportunity Value Fund, Frontier Capital Appreciation Fund, and Turner Core Growth Fund may invest in securities of foreign issuers that are listed on United States exchanges or are represented by ADRs. Foreign currencies, investments and other assets and liabilities of the Funds are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. Brandes International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at period end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

6.  Investments in Foreign Markets

At December 31, 2008, a portion of Brandes International Equity Fund's net assets consisted of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities may be subject to greater price volatility, limited and less reliable investor information for certain local tax law considerations, limited regulations of foreign securities markets, and higher rates of inflation than securities of companies based in the United States.

7.  Beneficial Interest

Shares of the Funds are owned by insurance companies as depositors of separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2008, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING-Security Life of Denver, Lincoln National Life Insurance Co., New York Life Insurance Co., Nationwide Financial Services, Inc. and SunLife Insurance Co. through their separate accounts, the separate accounts of insurance company subsidiaries, as well as M Financial Holdings Incorporated and M Life Insurance Co. through direct ownership of seed money and general investment shares, owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.

At December 31, 2008 the ownership of each Fund was as follows:

	Percentage of Ownership
	M Financial Holdings, Inc.	M Life Insurance Co.	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Co. of Arizona
Brandes International Equity Fund	—%	1.6%	42.3%	36.4%	12.2%
Turner Core Growth Fund	3.8%	3.5%	46.6%	36.8%	2.9%
Frontier Capital Appreciation Fund	—%	2.6%	45.4%	42.8%	1.5%
Business Opportunity Value Fund	3.8%	4.0%	34.3%	47.4%	2.1%

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Beneficial Interest (Continued)

	Percentage of Ownership
	ING-Security Life of Denver	Lincoln National Life Insurance Co.	New York Life Insurance Co.		Nationwide Financial Services, Inc.		SunLife Insurance Co.
Brandes International Equity Fund	5.3%	1.6%	0.1%		—	%(1)	0.5%
Turner Core Growth Fund	2.8%	2.9%	0.1%		—	%(1)	0.6%
Frontier Capital Appreciation Fund	5.3%	1.9%	—	%(1)	—	%(1)	0.5%
Business Opportunity Value Fund	4.7%	2.6%	0.1%		0.1%		0.9%

  (1)  Amount rounds to less than 0.005%.

8.  Tax Information

At December 31, 2008, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
Brandes International Equity Fund	$462,516,082	$14,833,583	$(186,858,167)	$(172,024,584)
Turner Core Growth Fund	130,950,219	2,081,039	(25,115,983)	(23,034,944)
Frontier Capital Appreciation Fund	166,024,336	12,907,449	(44,447,580)	(31,540,131)
Business Opportunity Value Fund	92,085,225	1,124,368	(14,722,013)	(13,597,645)

The tax character of distributions paid during 2008 and 2007 were as follows:

	Year ended December 31, 2008 Amount	Year ended December 31, 2007 Amount
Brandes International Equity Fund
Distributions paid from:
Ordinary Income	$17,069,158	$17,002,589
Long-Term Capital Gain	29,318,617	68,418,103
Total Distributions	$46,387,775	$85,420,692
Turner Core Growth Fund
Distributions paid from:
Ordinary Income	$1,221,076	$3,087,367
Long-Term Capital Gain	2,681,891	9,591,449
Total Distributions	$3,902,967	$12,678,816

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Tax Information (Continued)

	Year ended December 31, 2008 Amount	Year ended December 31, 2007 Amount
Frontier Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$919	$—
Long-Term Capital Gain	4,808,039	16,927,795
Total Distributions	$4,808,958	$16,927,795
Business Opportunity Value Fund
Distributions paid from:
Ordinary Income	$38,411	$1,390,671
Long-Term Capital Gain	2,634,415	5,441,632
Total Distributions	$2,672,826	$6,832,303

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ Depreciation	Total Distributable Earnings
Brandes International Equity Fund	$98,173	$—	$(172,063,555)	$(171,965,382)
Turner Core Growth Fund	596,383	—	(23,034,944)	(22,438,561)
Frontier Capital Appreciation Fund	10,038	—	(31,540,131)	(31,530,093)
Business Opportunity Value Fund	643,980	—	(13,597,645)	(12,953,665)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2008, the Turner Core Growth Fund and the Business Opportunity Value Fund had available, for federal tax purposes, unused capital losses of $23,725,286 and $13,011,078, respectively, expiring on December 31, 2016.

The following Fund(s) elected to defer to January 1, 2009, post-October capital losses:

Capital Losses
Brandes International Equity Fund	$(16,730,628)
Turner Core Growth Fund	(8,344,226)
Frontier Capital Appreciation Fund	(913,960)
Business Opportunity Value Fund	(3,613,767)

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are considered either temporary or permanent in nature. To the extent

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Tax Information (Continued)

these differences are permanent in nature such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2008, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, net operating loss, investments in real estate investment trusts and wash sales.

Permanent differences incurred during the year ended December 31, 2008, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
Brandes International Equity Fund	$(226,918)	$226,918	$—
Turner Core Growth Fund	(96)	94	2
Frontier Capital Appreciation Fund	(91,077)	209,654	(118,577)
Business Opportunity Value Fund	(5)	5	—

9.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Company may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Company under these arrangements is unknown, as it involves future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company believes that the risk of loss is remote.

10.  Change of Independent Registered Public Accounting Firm

Effective August 7, 2008, PricewaterhouseCoopers LLP was dismissed as the Funds' independent registered public accounting firm, and the Funds retained Briggs Bunting & Dougherty, LLP as their new independent registered public accounting firm. The decision to change accountants was recommended and approved by the Audit Committee of the Funds' Board of Directors. PricewaterhouseCoopers LLP's report on the Funds' financial statements for fiscal years ended December 31, 2006 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' fiscal years ended December 31, 2006 and December 31, 2007, including the interim period beginning January 1, 2008 and ending August 7, 2008, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the subject matter of the disagreement in its reports on the financial statements for such periods.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of M Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, each a series of shares of M Fund, Inc., including the schedules of investments, as of December 31, 2008, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the years in the four-year period ended December 31, 2007 were audited by other auditors, whose report dated February 22, 2008 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund as of December 31, 2008, the results of their operations, changes in their net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP
Philadelphia, Pennsylvania
February 16, 2009

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Director*:

Name, Address and Date of Birth	Position Held with Fund	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Peter W. Mullin (1) MullinTBG, Inc. 1125 NW Couch St. Suite 900 Portland, OR 97209 (Born: 1/14/41)	Director	Indefinite Thirteen Years	Chairman, MullinTBG, Inc. (insurance agency)	4	Avery Dennison, Mrs. Fields Original Cookies, Inc.

*  Interested person as defined by the Investment Company Act of 1940 Act, as amended.

**  In accordance with the Company's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company's Articles of Incorporation.

(1)  Mr. Mullin is deemed to be interested because he owns 28.9% of M Financial Holdings Incorporated which controls the Adviser.

Independent Directors:

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gerald Bidwell Bidwell Capital LLC 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/6/42)	Director	Indefinite Thirteen Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A

Neil E. Goldschmidt 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/16/40)	Director	Indefinite Thirteen Years	Retired. Through 2004, President, Neil Goldschmidt, Inc. (law firm).	4	N/A

  There is no family relationship between any of the Directors or Officers of the Company.

*  In accordance with the Company's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company's Articles of Incorporation.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Philip W. Halpern 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/54)	Director and Chairman of the Board	Indefinite Thirteen Years	Chief Investment Officer, Tellus Asset Management from 2007 to present and private investor from 2004 to present. Vice President and Chief Investment Officer, The University of Chicago, from 1998 to 2004.	4	N/A

Allan S. Bufferd 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 8/10/37)	Director and Audit Committee Chairman	Indefinite Two Years	Retired. Through 2007, Treasurer of The Massachusetts Institute of Technology. 2005-2006 President of Massachusetts Institute of Technology Investment Management Company.	4	Och-Ziff Capital Manager; Ram Re Holdings; City of London

Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/02/51)	Director	Indefinite Less than one year**	Senior Vice President, Chief Financial Officer and Chief Information Officer for the Henry J. Kaiser Family Foundation from 1988 to present.	4	N/A

  There is no family relationship between any of the Directors or Officers of the Company.

*  In accordance with the Company's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company's Articles of Incorporation.

**  Effective 1/1/09, Bruce W. Madding was added as a board member and Kenneth Drucker resigned.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Principal Officers who are not Directors:

Name, Address and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Daniel F. Byrne M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 10/27/56)	President	One Year Ten Years*	Senior Vice President, Chief Product & Technology Officer, M Financial Group; Director, M Financial Securities Marketing, Inc., M Financial Wealth Partners, Inc. and M Holdings Securities, Inc.; President and Director, M Financial Investment Advisers, Inc.

JoNell Hermanson 1125 NW Couch Street, Suite 900 Portland, OR 97209 (Born: 7/25/59)	Vice President	One Year Two Years**	President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008-present; Vice President of M Financial Group, Inc., 2004-present; Vice President, M Financial Investment Advisers, Inc.; Director of Product Development & Sales Support, MFH, 1994-2004

David Lees M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 2/1/65)	Secretary and Treasurer	One year Two Years	Accounting Director, M Financial Group; Secretary and Treasurer, M Financial Investment Advisers, Inc.

Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/70)	Chief Compliance Officer	One year Three Years	Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006-present; Corporate attorney, Perkins Cole, LLP 2000-2006

  There is no family relationship between any of the Directors or Officers of the Company.

*  Includes Mr. Byrne's previous service as President of the Company from 1996-2005.

**  Includes Ms. Hermanson's previous service as Chief Compliance Officer of the Company from 2005-2006.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

The Statement of Additional Information includes additional information about the Funds' directors and is available, without charge, upon request, by calling 1-888-736-2878.

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Company's Form N-Q will be available on the Company's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the Company's proxy voting policies and procedures and the Company's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Company toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

The following percentages represent the portion, of dividend income received by the funds through December 31, 2008, that qualifies for reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Brandes International Equity Fund	100.0%
Business Opportunity Value Fund	100.0%

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2008 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
Business Opportunity Value Fund	100.0%

Brandes International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 2008:

•  the total amount of foreign taxes withheld was $1,612,437

•  the total amount of income sourced from foreign countries was $12,642,633

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2008 to December 31, 2008)
Brandes International Equity Fund
Actual	$1,000.00	$704.10	0.91%	$3.90
Hypothetical (5% return before expenses)	1,000.00	1,020.56	0.91%	4.62
Turner Core Growth Fund
Actual	1,000.00	605.10	0.70%	$2.82
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70%	3.56
Frontier Capital Appreciation Fund
Actual	1,000.00	616.90	1.09%	$4.43
Hypothetical (5% return before expenses)	1,000.00	1,019.66	1.09%	5.53
Business Opportunity Value Fund
Actual	1,000.00	699.70	0.88%	3.76
Hypothetical (5% return before expenses)	1,000.00	1,020.71	0.88%	4.47

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

Item 2. Code of Ethics.

As of December 31, 2008, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2008, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1) .

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Alan Bufferd, who is “independent” as defined in Item 3 of Form N-CSR. Mr. Bufferd serves as Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP served as the principal accountants for the Registrant for the fiscal year ended December 31, 2007 and the period January 1, 2008 through August 7, 2008. Briggs, Bunting & Dougherty, LLP replaced PricewaterhouseCoopers LLP and served as the principal accountant for the Registrant for the period August 7, 2008 through December 31, 2008.

(a)                                  AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, Briggs Bunting & Dougherty, LLP for the audit of the Registrant’s annual financial statements for the fiscal year ended December 31, 2008 were $74,000. The aggregate fees billed for professional services rendered by its principal accountants, PricewaterhouseCoopers LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2007 and December 31, 2008 were $93,713 and $0, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by Briggs Bunting & Dougherty, LLP for the fiscal year ended December 31, 2008. No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2007 and December 31, 2008.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by Briggs Bunting & Dougherty, LLP for tax compliance, tax advice, and tax planning for the fiscal year ended December 31, 2008 were $10,500. Such services included the review of the Funds’ tax and excise returns. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2007 and December 31, 2008 were $27,200 and $0, respectively.  Such services included the preparation of the year-end tax provision and excise tax work.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by Briggs Bunting & Dougherty, LLP for the fiscal year ended December 31, 2008. No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2007 and December 31, 2008.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

                                                (2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

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(d) Not applicable

(f)                                    Not applicable.

(g)                                 The aggregate fees billed by the Registrant’s principal accountant, Briggs Bunting & Dougherty, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal year ended December 31, 2008 were $10,500. The aggregate fees billed by the Registrant’s principal accountant, PricewaterhouseCoopers LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2007 and December 31, 2008 were $129,109 and $30,172, respectively.(1)

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)          A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(1)   Aggregate amounts include estimated amounts for the non-audit fees of M Securities, Inc. (the Registrant’s principal underwriter) and M Financial Investment Advisers, Inc. (the Registrant’s investment adviser).

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(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics as described in item 2 is attached as Exhibit 99.CODEETH.

(a)(2) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(a)(3)  Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a — 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906.CERT.

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 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By: /s/ Daniel F. Byrne
Daniel F. Byrne
President/Principal Executive Officer

Date: 3/9/09

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Daniel F. Byrne
Daniel F. Byrne
President/Principal Executive Officer

Date: 3/9/09

By: /s/ David Lees
David Lees
Treasurer/Principal Financial and Accounting Officer
Date: 3/9/09

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